Exhibit 99.1

Nissan Auto Lease Trust 2016-B

Asset-Backed Notes

Sample Lease Agreed-Upon Procedures

Report To:

Nissan Auto Leasing LLC II

Nissan Motor Acceptance Corporation

Citigroup Global Markets Inc.

1 September 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Nissan Auto Leasing LLC II

Nissan Motor Acceptance Corporation

One Nissan Way

Franklin, Tennessee 37067

Citigroup Global Markets Inc.

390 Greenwich Street, 1st Floor

New York, New York 10013

Re:	Nissan Auto Lease Trust 2016-B

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Nissan Auto Leasing LLC II (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of closed-end vehicle leases (the “Leases”) and the related leased vehicles and related assets relating to the Nissan Auto Lease Trust 2016-B securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Nissan Motor Acceptance Corporation (the “Sponsor”), on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “BANKFILE1_P5034_FILE1_D080916.txt” and the corresponding record layout and decode information (the “Initial Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 July 2016 (the “Preliminary Cut-off Date”) relating to certain closed-end vehicle leases (the “Initial Preliminary Leases”) that are expected to be representative of the Leases and the related leased vehicles and

ii.	Labeled “BANKFILE1_P5034_D081716.txt” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-off Date relating to certain closed-end vehicle leases (the “Preliminary Leases”) that are expected to be representative of the Leases and the related leased vehicles and

iii.	Labeled “NALT 16-B AutoDecision Stat w Vin.xlsx” (the “Preliminary Auto Decision Data File,” together with the Initial Preliminary Data File and Preliminary Data File, the “Provided Preliminary Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the approval type corresponding to each Preliminary Lease,

b.	Imaged copies of:

i.	The motor vehicle lease agreement and accompanying dealer lease worksheet and/or correction notice (as applicable and collectively, the “Contract”),

ii.	Certain printed screen shots and payment histories from the Sponsor’s lease servicing system (collectively, the “System Screen Shots”) and

iii.	The certificate of title, notice of transfer or application for title and/or registration (as applicable and collectively, the “Title,” together with the Contract and System Screen Shots, the “Source Documents”)

relating to the Sample Leases (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which are listed on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or observing certain information that is further described in Attachment A. The Depositor is responsible for the Provided Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Initial Preliminary Data File, Preliminary Data File and Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Auto Decision Data File, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Preliminary Leases, Preliminary Leases or Leases, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator of the Leases complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 September 2016

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Initial Preliminary Leases from the Initial Preliminary Data File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases they instructed us to select from the Initial Preliminary Data File.

For the purpose of these procedures, the 125 Sample Leases are referred to as Sample Lease Numbers 1 through 125.

2.	For each closed-end vehicle lease on the Initial Preliminary Data File and Preliminary Data File, we compared the vehicle identification number (the “VIN”), as shown on the Initial Preliminary Data File, to the corresponding VIN, as shown on the Preliminary Data File, and noted that:

a.	All of the Preliminary Leases included on the Preliminary Data File were included on the Initial Preliminary Data File,

b.	One of the Initial Preliminary Leases included on the Initial Preliminary Data File was not included on the Preliminary Data File (the “Removed Initial Preliminary Lease”) and

c.	The Removed Initial Preliminary Lease was not a Sample Lease.

3.	As instructed by the Sponsor, on behalf of the Depositor, for each Preliminary Lease on the Preliminary Data File, we appended the Preliminary Data File with the corresponding approval type information on the Preliminary Auto Decision Data File. The Preliminary Data File, as appended, is hereinafter referred to as the “Data File.”

4.	For each Sample Lease:

a.	We compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.	We observed that the corresponding Contract contained a signature in the lessee signature section. We performed no procedures to determine the validity of the signature contained in the lessee signature section of the Contract.

c.	We observed that Nissan-Infiniti LT, NILT, Inc. (“NILT”) or an entity or subsidiary of Nissan-Infiniti LT or NILT was the named lien holder or owner on the Title, or that the lien holder or owner had assigned the motor vehicle securing the Sample Lease to Nissan-Infiniti LT, NILT or an entity or subsidiary of Nissan-Infiniti LT or NILT on the Title.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Lease number	System Screen Shots	i.

Vehicle model year	Contract and System Screen Shots

Vehicle make	Contract and System Screen Shots

Vehicle model	Contract and System Screen Shots

Vehicle age classification (new/used)	Contract and System Screen Shots

Monthly base payment amount	Contract and System Screen Shots	ii.

Original term to maturity	Contract and System Screen Shots

Adjusted capitalized cost	Contract	ii.

Contract residual value	Contract

Adjusted manufacturer’s suggested retail price	Contract or System Screen Shots	iii., iv.

Lease rate (money factor)	Contract

E-contract (Y/N)	Contract

VIN	Contract, System Screen Shots and Title

Paid thru date	System Screen Shots	v.

Maturity date	System Screen Shots

Remaining term to maturity	System Screen Shots	v.

Product type	System Screen Shots

FICO score	System Screen Shots

Customer borrower state	System Screen Shots

Approval type	System Screen Shots

Notes:

i.	For identification purposes only.

Exhibit 1 to Attachment A

Notes: (continued)

ii.	For the purpose of comparing the monthly base payment amount and adjusted capitalized cost Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

iii.	For the purpose of comparing the adjusted manufacturer’s suggested retail price Sample Characteristic for each Sample Lease (except for Sample Lease Number 116), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

iv.	For the purpose of comparing the adjusted manufacturer’s suggested retail price Sample Characteristic for Sample Lease Number 116, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

v.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cut-off Date. For the purpose of comparing the paid thru date and remaining term to maturity Sample Characteristics for each Sample Lease, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cut-off Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Lease Number	Sample Characteristic	Data File Value	Source Document Value
2	Adjusted capitalized cost	$19,734.39	$18,965.64
8	Remaining term to maturity	17	16
39	Contract residual value	$16,570.45	$16,467.10
	Adjusted manufacturer’s suggested retail price	$31,265.00	$31,070.00
103	Adjusted manufacturer’s suggested retail price	$40,860.00	$41,259.00
	Lease rate (money factor)	0.00003	0.0003
107	Paid thru date	7/3/2016	8/3/2016